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      FIRST AMENDMENT TO INDEMNITY AGREEMENT

     THIS AGREEMENT is made and entered into
effective as of the 1st day of January, 1997 (the
"Effective Date") by and between Painted Post
Partners (the "Partnership") and Emeritus
Corporation (the "Emeritus").

                     RECITALS


     A. The Partnership and Emeritus are parties to that Undertaking and Indemnity Agreement dated
November 3,1996 (the "Indemnity Agreement") pursuant to which Emeritus agreed to provide certain indemnities to the Partnership in connection with the operation of those assisted living facilities listed in Exhibit A to the Indemnity Agreement (the "Facilities").

     B. The Partnership has determined that it is appropriate to provide Emeritus with certain consideration in exchange for the risks and obligations assumed by Emeritus under the Indemnity Agreement.

     C. The Indemnity Agreement provides that it may be amended by written instrument signed by the parties thereto.

     NOW, THEREFORE, in consideration of the
foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS
FOLLOWS:

                     AGREEMENT


          Paragraph 1 is hereby amended to insert
          the following language at the end
          thereof.

     In consideration for the obligations assumed by Emeritus hereunder, the Partnership does hereby agree to remit to Emeritus from time to time as and when determined appropriate by the Partnership's partners an amount equal to the net pro its (as determined in accordance with generally accepted accounting principles), if any, of the Facilities. The
     Partnership and Emeritus acknowledge and agree that nothing herein shall be construed

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     as a representation or warranty by the
     Partnership that the Facilities will generate any or a specified amount of net profits at any time during the term of this Agreement.

     2. Except as specifically set forth herein, the Indemnity Agreement shall remain in full force and effect as originally executed by the parties thereto.

     IN WITNESS WHEREOF, the parties hereby
execute this Agreement as of the day and year first set forth above.




                    PAINTED POST PARTNERS

                    By:  /s/ Raymond R. Brandstrom
                        --------------------------
                    Its:  Partner

                    By:  /s/ Daniel R. Baty
                        --------------------------
                    Its:  Partner


                    EMERITUS CORPORATION

                    By:  Raymond R. Brandstrom
                         -------------------------
                    Its:  President